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                         SUPPLEMENTAL SECURITY AGREEMENT


                              DATED 6TH March, 2000

                                  Relating to a


                               SECURITY AGREEMENT

                            Dated 21ST October, 1999



                                     BETWEEN


                          INDEPENDENT ENERGY UK LIMITED

                                       and


                                BARCLAYS BANK PLC

                                    as Agent







                                  ALLEN & OVERY

                                     London






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                                      INDEX

CLAUSE                                                                                                      PAGE

1.       Interpretation.....................................................................................   1
2.       Incorporated Provisions............................................................................   2
3.       Acknowledgement....................................................................................   2
4.       Representations and Warranties.....................................................................   2
5.       Supplemental Fixed Charges.........................................................................   2
6.       Supplemental Floating Charges......................................................................   2
7.       Full Force and Effect..............................................................................   3
8.       No Release.........................................................................................   3
9.       Governing Law......................................................................................   3

SIGNATORIES.................................................................................................   4




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THIS Deed is dated 6th March, 2000 between:

(1)      INDEPENDENT ENERGY UK LIMITED (Registered No. 3033406) (the "CHARGOR");

(2) BARCLAYS BAK PLC of 5 he North Colonnade, Canary Wharf, London E14 4BB as agent and trustee for itself and the Finance Parties (as defined in the Credit Agreement referred to below) (the "AGENT),

and is supplemental to the Security Agreement (as defined below).

WHEREAS:

(A) As a condition precedent to a credit agreement (the "CREDIT AGREEMENT") dated 8th July, 1999 between, amongst others, the parties to this Deed, the Borrower entered into a security agreement (the "SECURITY AGREEMENT") dated 21st October, 1999.

(B) Under the Security Agreement the Chargor charged all of its property, assets and rights and assigned certain of its assets in favour of the Agent as agent and trustee for itself and the Financial Parties (as that term is defined in the Credit Agreement).

(C) The parties to the Ancillary Facility Letter intend to amend that agreement pursuant to an amendment letter of the same date as this Deed from the Agent to the Chargor (the "AMENDMENT LETTER") to increase the amount of the Ancillary Facility to (pound)102,000,000.

(D) The Ancillary Bank requires the Chargor to enter into this Deed as a condition precedent to the increase referred to above and to the continued availability of the Ancillary Facility for the time being (and without imposing any liability or commitment on the Ancillary
         Bank).

(E) The parties to this Deed consider that all obligations and liabilities of the Chargor arising under or in connection with the Amended Ancillary Facility Letter form part of the Secured Liabilities (as defined in the Security Agreement) but, for the avoidance of doubt, the Chargor wishes to charge its present and future assets to the Agent for the benefit of itself and the Finance Parties as security for payment of any such obligations and liabilities, as owed by the Chargor, if and to the extent that any of them are not charged by the Security Agreement.

(F) It is intended that this Deed shall take effect as a deed notwithstanding the fact that a party may only execute this Deed under hand.



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IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Deed, unless the context otherwise requires "AMENDED ANCILLARY FACILITY LETTER" means the Ancillary Facility Letter as supplemented and amended by the Amendment Letter.

1.2      INTERPRETATION

(a) Unless expressly defined in this Deed or the contrary intention appears, capitalised terms defined in the Security Agreement and capitalised terms defined in the Credit Agreement shall have the same meanings in this Deed (including in the clauses incorporated into this Deed by Clause 2).

(b) The provisions of Clause 1.2 (Construction) of the Credit Agreement shall also apply to this Deed (including in the clauses incorporated into this Deed by Clause 2) with each reference to the Credit Agreement being deemed to be a reference to this Deed.

(c) If the Agent reasonably considers an amount paid by any Obligor or any other person to a Finance Party under a Finance Document is capable of being avoided or otherwise set aside on the liquidation or administration of such Obligor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this Deed.

2.       INCORPORATED PROVISIONS

         Clauses 2.2 (Miscellaneous), 3.2 (Conversion) and 4 (Covenants for title) to 19 (Release) (both inclusive) of the Security Agreement shall be deemed to be incorporated into this Deed, with all necessary changes having been made, as though set out in full in this Deed with each reference in those clauses to this "Security Agreement" being deemed to be a reference to this Deed.

3.       ACKNOWLEDGEMENT

         The parties to this Deed acknowledge and agree that the definition of "SECURED LIABILITIES" in the Security Agreement includes all present and future obligations an liabilities (whether actual or contingent and whether owned jointly or severally or in any other capacity whatsoever) of the Chargor to the Finance Parties under each Finance Document to which the Chargor is a party, and including, without limitation, the Chargor's liabilities under the Amended Ancillary Facility Letter.



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4.       REPRENTATIONS AND WARRANTIES

         The Chargor represents and warrants on today's date that each of the representations and warranties by it set out in Clause 5 (Representations and warranties) of the Security Agreement which are deemed to be incorporated into this Deed pursuant to Clause 2 (Incorporated provisions) are true and accurate in all respects (with reference to the facts and circumstances subsisting on today's date).

5.       SUPPLEMENTAL FIXED CHARGES

         The Chargor, as security for the payment of all the Secured Liabilities, mortgages or charges by way of first legal mortgage or first fixed charge (as appropriate) in favour of the Agent al its present and future property and assets referred to in Clause 2.1 (Creation of fixed security) of the Security Agreement to the extent (if any) not already charged by that Clause 2.1.

6.       SUPPLEMENTAL FLOATING CHARGES

         The Chargor, as security for the payment of all the Secured Liabilities, charges in favour of the Agent by way of a first floating charge all its undertaking and assets, both present and future, not otherwise effectively mortgaged or charged by way of fixed mortgage or charge by Clause 2 (Fixed security) of the Security Agreement or Clause 5 (Supplemental fixed charges) to the extent (if any) not already charged by way of floating charge by Clause 3 (Floating charge) of the Security Agreement.

7.       FULL FORCE AND EFFECT

(a) The Security Agreement shall continue in full force and effect save to the extent (if any) supplemented and/or varied by this Deed and this Deed shall be read and construed as one with the Security Agreement to the extent (if any) it supplements or varies either of those documents (but not further or otherwise).

(b)      The Agent and the Borrower designate this Deed as a Finance Document.

8.       RELEASE

         For the avoidance of doubt:

         (i) nothing in this Deed shall constitute a release of the security or guarantees created pursuant to the Security Agreement; and
         (ii) nothing in this Deed shall prejudice, reduce the effect of or otherwise impose any reduction or restriction on the terms of any release of the security or guarantee given pursuant to the Security Agreement prior to the date of this Deed.



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9.       GOVERNING LAW

         This Deed is governed by and construed in accordance with English law.

IN WITNESS WHEREOF this Deed has been duly executed as a deed on a date first above written.



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                                   SIGNATORIES


THE CHARGOR

SIGNED as a deed by
INDEPENDENT ENERGY UK
LIMITED
Acting by                              -----------------------------------------
                                       (Director)

and                                    -----------------------------------------
                                       (Director/Secretary)


THE AGENT

BARCLAYS BANK PLC


By:
   -----------------------